Exhibit 10.1
THIRD AMENDMENT TO THE DELTA AIR LINES, INC.
OFFICER AND DIRECTOR SEVERANCE PLAN
As Amended and Restated as of June 1, 2016

The Delta Air Lines, Inc. Officer and Director Severance Plan, as amended and restated as of June 1, 2016 (the “Plan”) is hereby amended as follows, effective April 22, 2026:

1.    Section 4(a)(vi) of the Plan is deleted in its entirety and the following new Section 4(a)(vi) is inserted in its place:

“(vi)    24 months Base Salary for the President, the Chief Operating Officer, or the Chief Executive Officer, plus 200% of any applicable MIP Target Amount.”
2.    Section 4(f)(vi) of the Plan is deleted in its entirety and the following new Section 4(f)(vi) is inserted in its place:
“(vi)    24 months after the termination date for the President, the Chief Operating Officer, or the Chief Executive Officer.”
3.    Except as expressly amended herein, the Plan, as amended, shall remain otherwise without change.

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IN WITNESS WHEREOF, this document has been executed this 22nd day of April 2026.

/s/ Kelley Elliott
Kelley Elliott
Vice President – HR Services & Total Rewards